EXHIBIT 99.2
                                CFO CERTIFICATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Rolltech, Inc. on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, Taly Keren, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                         /s/  Taly  Keren
                         Taly  Keren,  Principal  Accounting  Officer
                         March  28,  2003